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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                          ----------------------------

                                    FORM 8-K
                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934
                          ----------------------------


       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): May 4, 2005

                         OUTDOOR CHANNEL HOLDINGS, INC.
                         ------------------------------
                           (Exact Name of Registrant)

           Delaware                                               33-0074499
-------------------------------                              -------------------
(State or Other Jurisdiction of                               (I.R.S. Employer
        Incorporation)                                       Identification No.)

                                     0-17287
                              ---------------------
                              (Commission File No.)

43445 Business Park Drive, Suite 113, Temecula, California            92590
----------------------------------------------------------         ------------
         (Address of Principal Executive Offices)                   (Zip Code)

                                 (951) 699-4749
                                 --------------
              (Registrant's telephone number, including area code)

                                       N/A
                                       ---
         (Former Name or Former Address, if Changed, Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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ITEM 2.02  RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

         To reflect the effects of a decrease in the non-cash, non-recurring compensation expense resulting from a correction of the accounting treatment of certain of the options issued in connection with the September 2004 acquisition of the remaining minority interest in The Outdoor Channel, Inc. ("TOC") that it did not previously own (the "TOC Merger"), Outdoor Channel Holdings, Inc. (the "Company") issued a press release on May 10, 2005 announcing that it will restate the consolidated financial statements of the Company included in its quarterly report on Form 10-Q for the fiscal quarter ended September 30, 2004 filed with the Securities and Exchange Commission on November 12, 2004 (the "2004 Third Quarter Form 10-Q") and in its annual report on Form 10-K for the fiscal year ended December 31, 2004 filed with the Securities and Exchange Commission on March 31, 2005 (the "2004 Form 10-K").

         In addition, the Company announced that it is reviewing certain other accounting matters relating to the issuance of stock options in the TOC Merger. Based on the outcome of the Company's review of such other accounting matters, it is possible that additional material non-cash changes to the Company's financial statements for the fiscal quarters ended September 30, 2004 and December 31, 2004 may be required. The Company currently believes, however, that if such additional material changes to the fiscal quarters ended September 30, 2004 and December 31, 2004 are ultimately required, that such changes will not, in the aggregate, result in an additional material change to the Company's financial statements for the fiscal year ended December 31, 2004 after the restatements described in the previous paragraph above have been taken into account.

         A copy of the Company's press release issued on May 10, 2005 is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference into this Item 2.02 of this Current Report on Form 8-K.

ITEM 4.02 NON-RELIANCE ON PREVIOUSLY ISSUED FINANCIAL STATEMENTS OR A RELATED AUDIT REPORT OR COMPLETED INTERIM REVIEW.

         (a) In September 2004, the Company completed the acquisition of the remaining minority interest in The Outdoor Channel, Inc. that it did not previously own. In connection with such acquisition, each outstanding option to purchase shares of common stock of The Outdoor Channel, Inc. was exchanged for an option to purchase shares of common stock of the Company. In connection with this exchange of stock options, the Company incurred a non-cash, non-recurring charge to compensation expense. After a recent review of the accounting for this exchange of options, the Company realized that because one recipient of the company's options (who had previously been an employee of The Outdoor Channel, Inc.) was not an employee of The Outdoor Channel, Inc. at the time the acquisition was completed that the options issued by the Company to this former employee should not have been included in the non-cash, non-recurring charge to compensation expense, but should instead be accounted for as part of the purchase price of such acquisition which ultimately results in an increase in goodwill.

         On May 4, 2005, management concluded that an error had been made in the consolidated financial statements of the Company for the fiscal quarter ended September 30, 2004 and for the fiscal year ended December 31, 2004 regarding the accounting treatment of the options issued to a former employee of The Outdoor Channel, Inc. in the TOC Merger. Management then recommended to the Audit Committee of the Board of Directors of the Company that such financial statements be restated to correct this error. The Audit Committee agreed with this recommendation. Management and the Audit Committee discussed these issues with the Company's independent registered public accounting firm, J. H. Cohn LLP, which concurred with the Company's decision to restate its financial statements.


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         In addition, the Company announced that it is reviewing certain other accounting matters relating to the issuance of stock options in the TOC Merger. Based on the outcome of the Company's review of such other accounting matters, it is possible that additional material changes to the Company's financial statements for the fiscal quarters ended September 30, 2004 and December 31, 2004 may be required. The Company currently believes, however, that if such additional material changes to the fiscal quarters ended September 30, 2004 and December 31, 2004 are ultimately required, that such changes will not, in the aggregate, result in an additional material change to the Company's financial statements for the fiscal year ended December 31, 2004 after the restatements described in the second paragraph above have been taken into account.

         The Company expects to file restatements of its consolidated financial statements for the fiscal quarter ended September 30, 2004 and for the fiscal year ended December 31, 2004 with the Securities and Exchange Commission as soon as possible pending the resolution of these other accounting matters.

         In light of the foregoing, the financial statements included in the 2004 Third Quarter Form 10-Q and in the 2004 Form 10-K should no longer be relied upon.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS

         (c)  Exhibits

Exhibit Index
Exhibit No.                                  Description
---------------------     ------------------------------------------------------
99.1                      Press Release of Outdoor Channel Holdings, Inc.
                          dated May 10, 2005.



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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OUTDOOR CHANNEL HOLDINGS, INC.



By:  /s/ Thomas E. Hornish
     ------------------------------------------------
Name: Thomas E. Hornish
Title:  General Counsel

Dated:  May 10, 2005






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Exhibit Index
Exhibit No.                                  Description
---------------------     ------------------------------------------------------
99.1                      Press Release of Outdoor Channel Holdings, Inc. dated
                          May 10, 2005.







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